UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2012

MULTI-FINELINE ELECTRONIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50812	95-3947402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8659 Research Drive

Irvine, CA 92618

(Address of Principal Executive Offices) (Zip Code)

(949) 453-6800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Effective December 14, 2012, Mr. Sam Yau, who currently serves as a director of Multi-Fineline Electronix, Inc. (the “Company”), established a trading plan adopted in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934 and the Company’s insider trading policy.

Mr. Yau’s plan allows for transactions to take place between January 2, 2013 and August 14, 2013. According to the plan, during this period, he will (i) exercise and sell options covering up to 25,000 shares that were granted in 2004 and 2005, and (ii) sell a maximum of 8,000 shares, in each case assuming certain price targets are met. In addition to the equity subject to his trading plan, Mr. Yau holds restricted stock units covering 3,015 shares, which are not yet vested and 9,982 shares of the Company’s common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Multi-Fineline Electronix, Inc., a Delaware corporation

Date: December 17, 2012
	By:	/s/ Reza Meshgin
Reza Meshgin
President and Chief Executive Officer